                                                        EXHIBIT 10.19


                              EIGHTH AMENDMENT TO
                         CREDIT AND SECURITY AGREEMENT
                         -----------------------------

          THIS EIGHTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT by and between EDUCATIONAL DEVELOPMENT CORPORATION, as borrower (the "Company"), and STATE BANK & TRUST, N.A., Tulsa, Oklahoma, as lender (the "Bank"), is entered into effective as of the 27th day of July, 1995.

          WITNESSETH:

          WHEREAS, pursuant to the Credit and Security Agreement dated as of January 18, 1990 (the "Original Credit Agreement"), WestStar Bank, N.A., Bartlesville, Oklahoma (the "Original Lender") extended a One Million Three Hundred Thousand Dollar ($1,300,000) revolving line of credit (the "Revolving Credit Loans") to the Company upon the terms and conditions therein set forth, the Revolving Credit Loans being secured by the Collateral defined and described in Section 7.1 of the Original Credit Agreement and in the Security Agreement and Assignment more particularly described therein;

          WHEREAS, pursuant to the First Amendment to Credit and Security Agreement dated as of January 31, 1992 between the Original lender and the Company (the "First Amendment"), the credit facility pursuant to which Revolving Credit Loans were made available to the Company was extended to June 30, 1992;

          WHEREAS, effective as of June 30, 1992, the Original Lender assigned, transferred and endorsed to the order of the Bank the Original Credit Agreement, the First Amendment, the Security Agreement and Assignment, the Replacement Note and all other Loan Documents described in or contemplated by the Original Credit Agreement, as amended by the First Amendment;

          WHEREAS, pursuant to the Second Amendment to Credit and Security Agreement dated as of June 30, 1992, between the Bank and the Company (the "Second Amendment"), the credit facility pursuant to which the Revolving Credit Loans were made available to the Company was transferred to the Bank, as lender, and extended to June 30, 1993;

          WHEREAS, pursuant to the Third Amendment to Credit and Security Agreement dated as of June 30, 1993, the aforesaid credit facility was extended and renewed to June 30, 1994;

          WHEREAS, pursuant to the Fourth Amendment to Credit and Security Agreement dated as of June 30, 1994, the aforesaid credit facility was extended and renewed to June 30, 1995;

          WHEREAS, pursuant to the Fifth Amendment to Credit and Security Agreement dated as of March 13, 1995, the aforesaid credit facility was increased to $1,800,000 and was renewed and extended to June 30, 1996; and

          WHEREAS, pursuant to the Sixth Amendment to Credit and Security Agreement dated as of March 27, 1995, the aforesaid credit facility was increased to $2,000,000;

          WHEREAS, pursuant to the Seventh Amendment to Credit and Security Agreement dated as of April 27, 1995, the aforesaid credit facility was increased to $3,000,000, the $1,000,000 increase being for a period of six (6) months until October 26, 1995;

          WHEREAS, the Company has requested the Bank to increase the Revolving Credit Loans commitment from $3,000,000 to $3,750,000 for a period of six (6) months until October 26, 1995, such increase to be evidenced by a $1,750,000 replacement revolving credit note more particularly described in paragraph 1 hereof below; and

          WHEREAS, subject to the terms, provisions and conditions hereinafter set forth the Bank is willing to so amend and modify the Revolving Credit Loan facility established pursuant to the Original Credit Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment and the Seventh Amendment (collectively the "Credit Agreement").

          NOW, THEREFORE, for good and valuable consideration and for the extension and amendment of the Credit Agreement, the Company and the Bank hereby agree as follows:

          1. The line of credit for the Revolving Credit Loans shall be increased by an additional $750,000 to the maximum principal amount of $3,750,000 for six (6) months until October 26, 1995, and evidenced by that certain additional replacement Revolving Credit Note of even date herewith in the original principal amount of One Million Seven Hundred Fifty Thousand Dollars ($1,750,000) payable to the order of the Bank and bearing interest at a variable annual rate equal from day to day to Chase Prime Rate (as therein defined) plus one percentage point (1%). A true and correct copy of the additional replacement Revolving Credit Note is annexed hereto as Exhibit A and made a part hereof (the "Additional Revolver Note"). The Additional Replacement Revolver Note replaces that certain $1,000,000 Additional Revolver Note more particularly described and defined in the Seventh Amendment dated as of April 27, 1995.

          2. The Loan Request, Certification and Confirmatory Security Agreement annexed hereto as Exhibit B hereto shall be used in lieu of such form referred to in paragraph 2 of the Seventh Amendment.

          3. All references in the Credit Agreement to "$3,000,000" shall be replaced by references to "$3,750,000", including, without limitation, Sections
2.1 and 2.4 thereof, for the period of time from the date hereof until October 26, 1995.

          4. The remaining terms, provisions and conditions set forth in the Credit Agreement shall remain in full force and effect. The Company restates, confirms and ratifies the warranties, covenants and representations set forth therein and further represents to the Bank that no default or event of default exists under the Credit Agreement as of the date hereof. The Company further confirms, grants and regrants to and in favor of the Bank, as secured party, a continuous and continuing first and prior security interest in all of the items and types of Collateral more particularly described in Section 7.1 of the Original Credit Agreement and in Section 2 of the Restated Security Agreement and Assignment dated as of even date herewith as continuing security for all Indebtedness, including the $2,000,000 Sixth Replacement Note described and defined in the Sixth Amendment and the $1,750,000 Additional Replacement Revolver Note described and defined herein.

          5. The term "Notes" as defined in Section 1.14 of the Credit Agreement shall include the Sixth Replacement Note (described and defined in the Sixth Amendment) and the Additional Replacement Revolver Note, respectively.

          6. The Company agrees to pay the Bank's legal fees incurred in connection with the negotiation, preparation and closing of this Eighth Amendment.

         IN WITNESS WHEREOF, this Eighth Amendment is executed and delivered to the Bank in Tulsa, Oklahoma by the undersigned duly authorized corporate officer of the Company, which officer has full power and authority to do so on behalf and in the name of the Company by virtue of all necessary corporate action of the Board of Directors of the Company, effective as of the 27th day of July, 1995.

                                EDUCATIONAL DEVELOPMENT
                                 CORPORATION
ATTEST:

By_____________________         By___________________________________
              Secretary           Randall White, President
[SEAL]
                                        "Company"


                                STATE BANK & TRUST, N.A.


                                By______________________________________
                                   Dennis Colvard, Vice President

                                         "Bank"

                                   EXHIBIT B

                        LOAN REQUEST, CERTIFICATION AND
                        CONFIRMATORY SECURITY AGREEMENT
                        -------------------------------

                                                         ________________, 19___

STATE BANK & TRUST, N.A.
4500 South Garnett
Tulsa, Oklahoma 74146

Gentlemen:

    Pursuant to the provisions of the Credit and Security Agreement dated as of January 18, 1990, as amended as of January 31, 1992, June 30, 1992, as of June 30, 1993, as of June 30, 1994, as of March 13, 1995, as of March 27, 1995, as of
April 27, 1995 and as of July 27, 1995, respectively (collectively the "Credit Agreement"), the undersigned "Company" hereby (i) confirms and ratifies your continuing first and prior security interest in and to all of its present and future accounts, contract rights, general intangibles, inventory, instruments, documents and chattel paper (including proceeds and products thereof) described or referred to in the Credit Agreement; (ii) applies to you for a loan in the amount shown hereinbelow; (iii) certifies that no Event of Default or Default under the Credit Agreement has occurred and is continuing as of the date hereof or exists or would continue to exist but for the lapse of time or notice, or both; (iv) represents and warrants to you that the representations, covenants and warranties set forth or referred to in the Credit Agreement are true and correct on and as of this date and that Company has been in strict and continuing compliance with the borrowing base provisions of the Credit Agreement since the date of the last Loan Request submitted to you; and (v) certifies to you the accuracy of the following information concerning the Borrowing Base of the Company:


1.  Total Company Accounts per last certificate     $______________
2.  Plus:  New Invoices generated by Companies      $______________
3.  Less:  Collections and Credit Memos             $______________
4.  Total Company Accounts as of _______________                      $______________
5.  Less:
    (a)   Invoices over 90 days past due            $______________
    (b)   COD Invoices                              $______________
    (c)   Contra Accounts                           $______________
    (d)   Freight Invoices/Late Charges             $______________
    (e)   Foreign Accounts                          $______________
    (f)   Due From Affiliates/Officers, Employees   $______________
    (g)   Other Ineligibles                         $______________
          (Specify)  ____________________________
    (h)   Total Ineligibles (Sum of a thru g)                         $______________
6.  Eligible Accounts (Line 4 less Line 5 h)                          $______________
7.  Account Borrowing Base (Line 6 x .65)                             $______________
8.  Total Eligible Inventories                                        $______________
9.  Inventory Borrowing Base (Line 8 x .35)                           $______________
10. Borrowing Base (Line 7 plus Line 9)            $______________
11. Revolving Loan Balance (Sixth Replacement Note
      plus Additional Revolver Note)                                  $______________
12. Plus:  Advance requested                                          $______________
                 OR
13. Less:  Additional Payment                                         $______________
14. New Aggregate Revolving Credit Loan Balance
    (Line 11 plus Line 12 or less Line 13,
    but not to exceed the lesser of Line 10
    or $3,750,000)                                                    $______________

                                         EDUCATIONAL DEVELOPMENT
                                         CORPORATION

                                         By___________________________________
                                                                       (Title)

                                   EXHIBIT A
                                   ---------

                             REVOLVING CREDIT NOTE
                             ---------------------

$1,750,000                                                      Tulsa, Oklahoma
                                                                  July 27, 1995

     FOR VALUE RECEIVED, the undersigned (the "Maker") promises to pay to the order of STATE BANK & TRUST, N.A. (the "Payee"), at the Payee's main banking office in Tulsa, Oklahoma, the principal sum of ONE MILLION SEVEN HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($1,750,000), or so much thereof as shall have been advanced by Payee to Maker and remains unpaid, on October 26, 1995, together with interest thereon from the date funds are initially advanced hereon on the unpaid balances of principal from time to time outstanding, at the variable annual rate of interest hereinafter specified, which interest is payable in monthly installments due and payable on the last day of each calendar month commencing July 31, 1995, and at final maturity on October 26, 1995.

     The rate of interest payable upon the indebtedness evidenced by this note shall be a variable annual rate of interest equal from day to day to Chase Prime Rate of interest, as hereinafter defined, plus one percentage point (1%). Chase Prime Rate of interest shall be effective with respect to this note as of the date upon which any change in such rate of interest shall occur. Interest shall be computed on the basis of a year of 360 days but assessed only for the actual number of days elapsed.

     For the purposes of this note Chase Prime Rate shall mean, as of the date upon which such rate of interest is to be determined, the rate of interest established by the management of Chase Manhattan Bank (National Association), New York, New York as its prime rate for the purpose of pricing loans made by it in which such term is a factor in determination of the applicable annual rate of interest. Such annual rate of interest may not be at any time the lowest rate of interest being charged by Chase Manhattan Bank (National Association) for loans made or administered by it.

     All parties (maker, endorsers, sureties, guarantors and all others now or hereafter liable for payment of the indebtedness evidenced by this note) waive presentment and diligence in collection and agree that without notice to, and without discharging the liability of any party, this note may be extended or renewed from time to time and for any term or terms by agreement between the holder of this note and any of such parties and all parties shall remain liable on each such extension or renewal.

     If the principal or any installment of interest due upon this note is not paid as and when the same becomes due and payable (whether by extension, acceleration or otherwise), or any party now or hereafter liable (directly or indirectly) for payment of this note makes an assignment for benefit of creditors, becomes insolvent, has an order for relief under the United States Bankruptcy Code, as amended, entered against it, or any receiver, trustee, custodian or like officer is appointed to take custody, possession or control of any property of any such party, the holder hereof may, without notice, declare all of the unpaid balance hereof to be immediately due and payable. Such right of acceleration is cumulative and in addition to any other right or rights of acceleration under the Credit and Security Agreement between the Maker and WestStar Bank, N.A., Bartlesville, Oklahoma dated January 18, 1990, as amended by that certain First Amendment to Credit and Security Agreement dated as of January 31, 1992, as further amended by that certain Second Amendment to Credit and Security Agreement dated as of June 30, 1992, as further amended and extended by that certain Third Amendment to Credit and Security Agreement between Maker and Payee dated as of June 30, 1993, as further extended by that certain Fourth Amendment to Credit and Security Agreement dated as of June 30, 1994, as further

Revolving Credit Note
July 27, 1995
Page Two


amended, increased and extended by that certain Fifth Amendment to Credit and Security Agreement dated as of March 13, 1995, as further amended and increased by that certain Sixth Amendment to Credit and Security Agreement dated as of March 27, 1995, as further amended and increased by that certain Seventh Amendment to Credit and Security Agreement dated as of April 27, 1995, and as further amended and increased by that certain Eighth Amendment to Credit and Security Agreement dated as of even date herewith (collectively the "Credit Agreement") and any other writing now or hereafter evidencing or securing payment of any of the indebtedness evidenced hereby. After maturity, whether by acceleration, extension or otherwise, this note shall bear interest at a variable annual rate equal to Chase Prime Rate plus five percentage points (5%). Maker and all other parties liable hereon shall pay all reasonable attorney fees and all court costs and other costs and expenses of collection incurred by the holder hereof.

     This is the Additional Replacement Revolver Note defined in the Eighth Amendment to Credit and Security Agreement and is a replacement for that $1,000,000 Additional Revolver Note described and defined in the Seventh Amendment to Credit and Security Agreement. Reference is made to the Credit Agreement and to the Security Agreement and Assignment dated January 18, 1990, as amended and restated by the Restated Security Agreement and Assignment dated as of even date herewith, for the provisions with respect to acceleration, description of collateral securing payment of the indebtedness evidenced hereby, rights and remedies in respect thereof and other matters. This note is executed and delivered to the order of the Payee in Tulsa, Oklahoma, by the undersigned duly authorized corporate officer of the Maker pursuant to all necessary corporate action and shall be governed by and construed in accordance with the laws of the State of Oklahoma.


                                 EDUCATIONAL DEVELOPMENT
                                 CORPORATION


                                 By____________________________________
                                   Randall White, President

                                             "Maker"



Due: October 26, 1995